UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 2, 2006
                                                ______________________________


                  Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Federal                                000-51117                    86-1127166
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


624 Market Street, Shreveport, Louisiana                                 71101
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (318) 222-1145
                                                   ___________________________


                                Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

      On November 2, 2006, Home Federal Bancorp, Inc. of Louisiana (the "Company") reported its results of operations for the quarter ended September 30, 2006.

      For additional information, reference is made to the Company's press release dated November 2, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.


Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Not applicable.
      (d)  Exhibits

      The following exhibit is filed herewith.

      Exhibit Number       Description
      __________________   __________________________________________

      99.1                 Press release dated November 2, 2006























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HOME FEDERAL BANCORP, INC. OF LOUISIANA




Date:  November 2, 2006      By:   /s/ Clyde D. Patterson
                                   ______________________________________
                                   Clyde D. Patterson
                                   Executive Vice President





























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                              EXHIBIT INDEX



     Exhibit Number         Description
     __________________     ________________________________________

     99.1                   Press release dated November 2, 2006